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                         AIM SPECIAL OPPORTUNITIES FUNDS

                         AIM MID CAP OPPORTUNITIES FUND

                        Supplement dated November 4, 1999
                   to the Prospectus dated September 27, 1999
                         as supplemented October 6, 1999


At a meeting held on November 4, 1999, the Board of Trustees of AIM Special Opportunities Funds (the trust) voted to adopt a new advisory agreement for AIM Mid Cap Opportunities Fund (the fund), a series portfolio of the trust, subject to shareholder approval. The most significant difference between the current advisory agreement and the new advisory agreement is that the current agreement provides that A I M Advisors, Inc., the fund's investment adviser, will receive fees based solely on the net asset value of the fund, while the new advisory agreement provides that the adviser will receive a performance-based fee.

If shareholders approve the new advisory agreement, the fund will pay a base fee at the annual rate of 1.50% of average daily net assets. (This is greater than the 1.00% fee that the fund currently pays). This base fee will be adjusted, on a monthly basis, based on a rolling 12-month measurement period
(i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of Class A shares of the fund exceeds the sum of 2.00% and the investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the S&P Mid Cap 400 Index less 2.00% exceeds the investment performance of the Class A shares of the fund. The maximum increase or decrease is 1.00% annually, resulting in a maximum annual fee payable of 2.50% of average daily net assets and a minimum annual fee of 0.50% of average daily net assets. The S&P MidCap 400 Index is a widely recognized, unmanaged index that tracks the performance of the stocks of 400 companies with market capitalizations between $200 million and $5 billion.

If shareholders approve the new advisory agreement, the base fee will become effective January 1, 2000. The first performance adjustment will be made in January 2001, based on the performance period ending December 31, 2000.

At its meeting, the Board of Trustees also voted, subject to shareholder approval, to

         o amend all of the fund's fundamental investment restrictions, as described more fully in a supplement dated November 4, 1999 to the trust's statement of additional information; and

         o make the fund's investment objective non-fundamental and therefore changeable in the future by the Board of Trustees without shareholder approval.

The fund's adviser does not currently anticipate that either of these proposed changes will have any material effect on the way it manages the fund. If shareholders approve these changes, such changes will become effective December 31, 1999.

The Board of Trustees has called a meeting of shareholders of the fund to be held on or about December 20, 1999 to vote on all of these matters. Only shareholders of record as of September 29, 1999 are entitled to vote on these matters.

At its meeting, the Board of Trustees also voted to approve to amend the non-fundamental investment policy relating to investing in securities of companies involving a special opportunity for the fund. Effective December 21, 1999, the non-fundamental investment policy relating to investments in securities of companies involving a special opportunity for the fund will be replaced in its entirety with the following:

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         "The fund seeks to meet its objective by investing, normally, at least
     65% of its total assets in securities of companies involving a special opportunity, i.e., an unusual development in a company or group of companies."

At its meeting, the Board of Trustees also voted to approve to amend the non-fundamental investment policy relating to the market capitalization measurement for the fund. Effective December 21, 1999, the third full paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus should be deleted in its entirety and replaced with the following:

         "The fund will invest at least 65% of its total assets in equity securities, or securities convertible into equity securities, of companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the S&P MidCap 400 Index. The S&P MidCap 400 Index is a widely recognized, unmanaged index that tracks the performance of the stocks of 400 companies with market capitalizations between $200 million and $5 billion. The fund may also invest up to 25% of its total assets in foreign securities."